Exhibit 99

1 Orient-Express Hotels Investor Presentation July 2009

2 Forward-looking statements This presentation contains, in addition to historical information, forward-looking statements that involve risks and uncertainties. These include statements regarding earnings outlook, investment plans, debt reduction, asset sales and similar matters that are not historical facts. These statements are based on management's current expectations and are subject to a number of uncertainties and risks that could cause actual results to differ materially from those described in the forward-looking statements. Factors that may cause a difference include, but are not limited to, those mentioned in the presentation, unknown effects on the travel and leisure markets of terrorist activity and any police or military response, varying customer demand and competitive considerations, failure to realize hotel bookings and reservations and planned property development sales as actual revenue, inability to sustain price increases or to reduce costs, rising fuel costs adversely impacting customer travel and the Company's operating costs, fluctuations in interest rates and currency values, uncertainty of completing proposed asset sales, inability to reduce funded debt as planned or to agree bank loan agreement waivers or amendments, adequate sources of capital and acceptability of finance terms made more difficult by the current crisis in financial markets and by weakening national economies, possible loss or amendment of planning permits and delays in construction schedules for expansion or development projects, delays in reopening properties closed for repair or refurbishment and possible cost overruns, shifting patterns of tourism and business travel and seasonality of demand, adverse local weather conditions, changing global and regional economic conditions including economic downturns in many parts of the world and weakness in financial markets, legislative, regulatory and political developments, and possible continuing challenges to the Company's corporate governance structure. Further information regarding these and other factors is included in the filings by the Company with the U.S. Securities and Exchange Commission. Management evaluates the operating performance of the Company's segments on the basis of segment net earnings before interest, foreign currency, tax (including tax on unconsolidated companies), depreciation and amortization (segment EBITDA), and believes that segment EBITDA is a useful measure of operating performance, for example to help determine the ability to incur capital expenditure or service indebtedness, because it is not affected by non-operating factors such as leverage and the historic cost of assets. EBITDA is also a financial performance measure commonly used in the hotel and leisure industry, although the Company's segment EBITDA may not be comparable in all instances to that disclosed by other companies. Segment EBITDA does not represent net cash provided by operating, investing and financing activities under U.S. generally accepted accounting principles (U.S. GAAP), is not necessarily indicative of cash available to fund all cash flow needs, and should not be considered as an alternative to earnings from operations or net earnings under U.S. GAAP for purposes of evaluating operating performance.

3 Orient-Express overview • Global, luxury portfolio consisting of 50 assets, many of which are internationally renowned • Focus on exceptional travel experiences and quality of service • Diversified portfolio spans mature and emerging markets • 40 hotels with almost 3,800 total rooms • $1.3 billion total enterprise value1 1. As of July 8, 2009.

4 The Mount Nelson Hotel Cape Town, South Africa

5 Investment highlights • Global brand • Irreplaceable assets • Affluent customer base • Aggressive cost cutting and deleveraging • Renovated portfolio • Embedded growth opportunities • Attractive valuation • Proven track record / seasoned management

6 Hotel Caruso Belvedere Ravello, Italy

7 Key aspects of differentiation • Exclusive focus on high-end, luxury market across 25 countries – 40 Hotels – 2 Restaurants – 6 Trains – 2 River Cruises Global and Diverse • Irreplaceable assets • High barriers to entry • Stable strategy in difficult market place • Best-in-class operational management Asset Ownership • Iconic hotel brands – Hotel Cipriani – Copacabana Palace – ‘21’Club – Hotel Ritz Madrid – Venice Simplon-Orient-Express Distinguished Luxury Brands • OEH guest: elite traveler, affluent, cultured, seeking unique and personalized experiences • More resilient but more demanding • 70% leisure focused Customer Profile

8 Hotel Cipriani Venice, Italy

9 Business segmentation 2% 5% 77% 16% Restaurants Hotel management Owned Hotels Tourists trains and cruises 52% 21% 27% Europe North America Rest of world 2008 Owned Hotels EBITDA 1 2008 EBITDA: $124.4 million 1 Note: Excludes Real Estate and one-time charges. 1. Pro-forma for Charleston Place reclassification as an owned consolidated property.

10 Focus on operational efficiency • Permanent cost reductions – Realignment of structure – Positioned to take advantage of recovery • Variable cost reductions – Optimized by decentralization • Cash management – Clear focus in field – Working capital targets • Asset management – Tighter capex controls – Experienced high level real estate resource recruited • Extracting brand value to grow business and drive revenue

11 Reid’s Palace Madeira, Portugal

Financial highlights – 1Q09 12 ($m, except per room values) March 31 2009 March 31 2008 Change (%) Same store RevPAR ($US)1 $173 $232 (26%) STR luxury RevPAR2 $150 $206 (27%) Revenue excluding real estate $91.0 $115.8 (21%) Adj. EBITDA before real estate3 $9.9 $16.9 (41%) EBITDA margin (%) 10.9% 14.6% (370 bps) 1. RevPAR decline of 18% in local currency. 2. Only U.S. data available. 3. Includes earnings from unconsolidated subsidiaries. • Revenue drop offset by 72% through fixed and variable cost savings

Performance by geographic segment 13 (26%) (23%) (15%) (48%) US$ Change (%) (27%)1 (27%)1 (27%)1 (27%)1 STR luxury RevPar Change (%) (in U.S. dollars) March 31 2009 March 31 2008 Local Curr. Change (%) Europe same store RevPAR $100 $192 (35%) North America same store RevPAR $266 $314 (15%) Rest of World same store RevPAR $164 $212 (12%) Worldwide same store RevPAR $173 $232 (18%) 1. Only U.S. data available.

Recent developments • Raised $141 million in net proceeds through a follow-on equity offering • In June, sold Lapa Palace in Lisbon to a local investor for $41.8 million (22x 2008 EBITDA) • In April, the Company closed on a $30 million secured construction loan for its Porto Cupecoy residential mixed-use development project • Successfully negotiated amendments to two bank loans 14

15 Successful equity offering • Focused on de-risking potential liquidity challenges • $141 million net proceeds • Offering upsized 50% based on strong investor demand • Only 4% discount to last close • Attracted blue chip institutional investors – 70% new investors • Solid aftermarket performance – One day after close: 7.8% – One week after close: 21.4% – Since close: 18.8%1 1. As of July 8, 2009.

16 Sale of Lapa Palace • Successful monetization in a challenging asset sale environment • Great hotel in embassy district of Lisbon, Portugal • Non-core to business strategy • Lisbon not an experiential destination for OEH customers • Sold to private Portuguese investor for US$41.8 million • Very attractive valuation metrics – 18x 2007 EBITDA – 22x 2008 EBITDA – $385,000 per key

17 Consolidated debt maturities Notes: As of 3/31/09, drawn revolver balances displayed are adjusted for actual maturity dates of respective facilities. Excludes $59.5 million of drawings under working capital facilities and $13.6 million of capital lease obligations. $79.6 million of 2011 maturities are non-recourse (Charleston Place). $36 $48 $533 $125 $37 $52 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2009 2010 2011 2012 2013 Thereafter (US$m)

18 Deleveraging the business Net proceeds from equity raise $141m Non-core asset sales - 1 asset sold - 1 asset under offer - Marketing (2 assets) - Enquiry (4 assets) $150-$200m Developed Real Estate - Villas at La Samanna - Porto Cupecoy - Keswick Estate $105-$145m Potential debt reduction $396-$486m

La Samanna St. Martin, Caribbean 19

20 Positioning for the future • Solid business model • Solid balance sheet Current2 Target – Net debt / EBITDA1 5.7x 4-5x – DSCR >3x >3x • Drive brand strategy • Achieve milestones by end of 2011 Notes: 1. LTM 3/31/09 EBITDA used for "current" credit stats. EBITDA is before real estate and excludes impairments and non-recurring charges. 2. As of 3/31/09. Pro forma for net proceeds of $141 million from recent equity offering and net proceeds from sale of Lapa Palace.

21 Investment highlights • Global brand • Irreplaceable assets • Affluent customer base • Aggressive cost cutting and deleveraging • Renovated portfolio • Embedded growth opportunities • Attractive valuation • Proven track record / seasoned management

Orient-Express Hotels Investor Presentation July 2009